SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                 September 16, 1997



                        ELECTRONICS COMMUNICATIONS CORP.
             (Exact name of Registrant as specified in its Charter)



     Delaware                         1-13764                      11-2649088
--------------------------------------------------------------------------------
  (State or other            (Commission File Number)            (IRS Employer
  jurisdiction of                                                Identification
  incorporation)                                                    Number)



                    10 Plog Road, Fairfield, New Jersey 07004
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              (Address of principal executive offices) (Zip Code)


                                 (201) 808-8862
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               Registrant's telephone number, including area code


                                       None
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5.

         On September 16, 1997, the Company's Board of Directors unanimously adopted Resolutions conforming the Company's Class A Warrant with the Company's previously announced 12 to 1 reverse split of the Company's Common Stock. As an inducement to the Warrant Holders, the exercise price of the Class A Warrant was reduced to $.1875. As a result, a Class A Warrant Holder will be able to purchase a share of the Company's Common Stock for $2.25 for 12 Class A Warrants tendered to the Company (i.e. 12 times the exercise price of $.1875 of each Class A Warrant for each share of $.60 par value Common Stock to be purchased.)


EXHIBIT TO FORM 8-K

         September 16, 1997 press release regarding the reduction in the exercise price of the Class A Warrant to $.1875. Twelve Class A Warrants must be tendered to purchase 1 share of the Company's $.60 par value Common Stock, together with a $2.25 conversion price.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereto duly authorized.





Date:  September 19, 1997                          By:  /s/ Les Winder
                                                        ------------------------
                                                 Name:  Les Winder
                                                Title:  Executive Vice President

                                                                       EXHIBIT A

PRESS RELEASE: For Immediate Distribution

CONTACT: Les Winder
(201) 808-8862

                   ELECTRONICS COMMUNICATIONS CORP. ANNOUNCES
                REDUCTION OF EXERCISE PRICE OF CLASS A WARRANTS

FAIRFIELD,  N.J., September 16, 1997. Electronics  Communications Corp. (NASDAQ;
ELCC) today announced that its board of directors, acting to conform the Company's Class A Warrant (NASDAQ; ELCWD) with the Company's previously announced 12 to 1 reverse split of the Class A Warrant, and as an inducement to the warrant holders to convert, has unanimously authorized the reduction of the exercise price of the Class A Warrant to $.1875 cents.

After the 12 to 1 reverse split, each warrant holder will be able to purchase one share of the Company's common stock for $2.25.

Electronics Communications Corp., located in Fairfield, New Jersey, is a wireless communications service provider which owns and operates a digital state-of-the-art Glenayre (NASDAQ; GEMS) Flex (TM) paging network which covers the greater New York-New Jersey metropolitan area. Electronics Communications Corp. also holds six (6) Federal Communications Commission personal communications services (PCS) licenses for areas of Vermont, Maine, New Hampshire, New York and Pennsylvania. These licenses cover approximately 1.6 million people and may allow the Company to build and operate a wireless PCS telephone system. PCS is often referred to as the next generation of wireless communications.

For more information, please contact Les Winder, executive Vice President of Electronics Communications Corp. at (201) 808-8862.